Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES -0XLEY ACT OF 2002

         In connection with the Annual Report of Cal Alta Auto Glass, Inc. (the "Company") on Form 10-KSB
for the period ending December 31, 2006,as filed with the
 Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Aiello, President of the Company certify, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

1.       The Report fully complies with the requirements of
Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results
 of operations of the
Company.

April 14, 2008                            /s/ Frank Aiello
                                         -------------------
                                              Frank Aiello
                                              President/CEO/
				Principal Accounting Officer